                              MFS WORLD GROWTH FUND
                       (A SERIES OF MFS SERIES TRUST VIII)
           500 BOYLSTON STREET o BOSTON o MASSACHUSETTS 02116-3741
                               617 o 954-5000


                                                              December 22, 1995

VIA EDGAR
---------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC 20549

     Re:  MFS SERIES TRUST VII (FILE NO. 811-5262), ON BEHALF OF
          MFS WORLD GROWTH FUND
          -----------------------------------------------------

Ladies and Gentlemen:

     Pursuant to the requirements of Section 30(b) of the Investment Company Act of 1940 and Rule 30b2-1 thereunder, we hereby file a copy of the Annual Report to Shareholders dated October 31, 1995 of MFS Bond Fund.

                                                  Very truly yours,

                                                  LORRAINE K. GRIP

                                                  Lorraine K. Grip
                                                  Senior Production Editor

/lkg

Annual Report for
Year Ended
October 31, 1995

MFS(R) WORLD GROWTH FUND

Front cover
A photo of two airplanes.

MFS(R) WORLD GROWTH FUND

TRUSTEES
A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor; Former Chairman and Director (until
1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

Marshall N. Cohan - Private Investor

Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery, Brigham and Women's Hospital; Professor of Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE - Chief Executive Officer, Edmund Gibbons Ltd.; Chairman, Bank of N.T. Butterfield & Son Ltd.

Abby M. O'Neill - Private Investor; Director, Rockefeller Financial Services, Inc. (investment adviser)

Walter E. Robb, III - President and Treasurer, Benchmark Advisors, Inc. (corporate financial consultants); President, Benchmark Consulting Group, Inc. (office services); Trustee, Landmark Funds (mutual funds)

Arnold D. Scott* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company

Jeffrey L. Shames* - President and Director, Massachusetts Financial Services Company

J. Dale Sherratt - President, Insight Resources, Inc. (acquisition planning specialists)

Ward Smith - Former Chairman (until 1994), NACCO Industries; Director, Sundstrand Corporation

INVESTMENT ADVISER

Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGERS
David Mannheim*
Toni Y. Shimura*

TREASURER
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*

SECRETARY
Stephen E. Cavan*
Assistant Secretary
James R. Bordewick, Jr.*

CUSTODIAN
State Street Bank and Trust Company

AUDITORS
Deloitte & Touche LLP

INVESTOR INFORMATION

For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

INVESTOR SERVICE
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time. For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances and exchanges, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

                               TOP-RATED SERVICE

For the second year in a row, MFS earned a #1 ranking in DALBAR, Inc.'s Broker/Dealer Survey, Main Office Operations Service Quality category. The firm achieved a 3.49 overall score -- on a scale of 1 to 4 -- in the 1995 survey. A total of 71 firms responded, offering input on the quality of service they receive from 36 mutual fund companies nationwide. The survey contained questions about service quality in 17 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."

*Affiliated with the Investment Adviser

LETTER TO SHAREHOLDERS

Dear Shareholders:

Every knowledgeable investor realizes how difficult the past year has been for many overseas stock markets. Political and economic disruptions and volatile currencies resulted in stock corrections in both emerging and developed foreign markets. Our Fund reflected this volatility. During the 12 months ended October 31, 1995, the total return for Class A shares of the Fund was +5.47%, while the total returns for Class B and Class C shares were +4.61% and +4.68%, respectively. These returns assume the reinvestment of distributions but exclude the effects of any sales charges. During this same period, the Morgan Stanley Capital International World Index (the MSCI), a broad, unmanaged index of U.S., international and emerging market equities, returned +10.03%. As the Portfolio Performance and Strategy section of this letter will discuss, a number of our holdings in Japan and in emerging markets led us to underperform the MSCI, but we anticipate that these investments will position us well in the year to come.

U.S. Outlook

Moderate, but sustainable, growth appears to be the hallmark of the economic expansion's fifth year. While initial estimates showed the U.S. economy growing at an annual rate of 4.2% in the third quarter, this surprisingly strong growth was mainly driven by a pickup in consumer spending and an increase in business and government outlays. Although impressive, this growth rate is not expected to continue in coming months. Recent retail sales have been disappointing, in part because of rising levels of consumer debt. An extended period of lower mortgage rates seems to have relieved much of the pent-up demand for housing. Growth is not expected to get much help from the manufacturing sector, either, as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad has limited demand for many U.S. goods. However, the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

Global Outlook

As in the United States, a pattern of slow to moderate growth and low and controlled inflation remains a dominant theme in major industrialized countries. While the recent recovery of the dollar against the yen and the mark has added some strength to the economies of Europe and Japan, the outlook is for sluggish economic growth, in the near term at least. And although central banks in Europe and Japan have lowered interest rates in an attempt to stimulate domestic demand, many industrial companies in these countries are still struggling to compete in a global marketplace in which the prices of their products are less competitively priced. On the positive side, this does mean that there is little to no inflationary pressure in these countries, and we believe that this, combined with further reductions in interest rates, could help provide a foundation for stronger economic growth in the long run.

Stock Market

After some volatility late in the third quarter, the U.S. stock market appears to have stabilized. Although many companies reported solid third-quarter results, there was some weakness in the earnings of retail, financial services and even some technology companies. However, a slowdown in earnings may be a positive development if it is an indication that the economy is not overheating and that inflation--an enemy of long-term equity valuations--is under control. While we see a deceleration of corporate earnings as the inevitable consequence of traditional business cycles, we remain encouraged by the high absolute level of profitability among U.S. companies. Also, many companies' increasing emphasis on cost containment and growing use of technology have helped keep them highly competitive and reasonably profitable. Looking ahead, we believe that a stabilizing interest rate environment, coupled with reasonable earnings reports, could justify current market valuations.

     Although the U.S. stock market has been strong this year, many foreign stock markets have lagged. Still, we believe investment opportunities exist in several overseas markets. Valuations appear reasonable in Europe and Japan, for example, and we anticipate substantial earnings increases in these markets over the next several years.

Portfolio Performance and Strategy

Our Fund continues to focus on the fastest growing companies in the world in what we consider the three most attractive markets with the best long-term growth potential. While such high growth inherently predisposes to volatility, we believe it also offers the greatest opportunity for capital appreciation. In the United States, which represents about 47% of the Fund, emphasis is on leading emerging growth companies that we believe can achieve earnings growth rates of 20% or more through significant gains in market share in rapidly growing markets. In other developed international markets such as Europe and Japan, which represent about 36% of the Fund, the focus is on "world class" companies with significant earnings leverage resulting from recovering economies, improving fundamentals, business restructuring or new product development. In emerging markets, which represent about 17% of the Fund, emphasis is on companies which are global low-cost producers, or beneficiaries of privatization, infrastructure growth, or burgeoning consumer demand.

     The Fund's performance has been helped by its overweighting in the United States, which has been one of the world's best markets over the past year, and by its overweighting in technology, one of the best performing sectors. Our results in the United States were also due to an underweighting in health maintenance organizations (HMOs) and nursing homes, which saw disappointments on the cost and reimbursement fronts. The United States remains our favorite major market because low interest rates and a moderate growth environment provide an ideal background for emerging growth companies. Thanks to proprietary products and technologies and to strong managements, such companies can show above-average earnings growth. Therefore, our focus is on stocks in technology, especially networking and software, along with leisure industries and business services stocks where positive earnings growth is driven by strong demand. Reflecting this theme, major holdings include HFS, a leading hotel and real estate franchiser; Cadence Design, a leader in electronic design automation; and Ceridian, a leading supplier of outsourcing services.

     The economics of developed markets affects past performance and future strategies. The Fund's performance was negatively affected by its investments in Japan, where the strengthening yen hurt many of the export-oriented auto and consumer electronics companies in which the Fund was overweighted. European markets and economies were also negatively impacted by the weakening dollar. We believe the outlook for international markets seems more favorable than it has been in a long time given reasonable valuations, supportive interest rate trends, and the likelihood of substantial improvement in corporate profits from depressed levels. Our focus in developed foreign markets continues to be on telecommunications, electronics, pharmaceutical and automotive com-panies with significant earnings from recovering home and export economies, and new products. Examples of these include electronics companies such as Sharp and NEC, as well as industrial and health care leaders such as Mannesmann and Astra.

     Emerging markets present more risks but also offer greater opportunity for upside potential. The Fund's performance was hurt by its investments in Latin American and Southeast Asian emerging markets, where currency devaluations and rising interest rates contributed to declines of 20% to 50%. We have used these pullbacks as opportunities to add to our holdings since we believe that many of the difficulties in the emerging markets are behind them, and that a recovery in growth lies ahead. In markets such as Hong Kong and China, our focus is on companies producing consumer products such as bicycles and beer, which benefit from increasing leisure time and disposable income. In Latin America, the emphasis is on companies such as Usiminas, the Brazilian steel company, and Telebras and Telefonos de Mexico, the Brazilian and Mexican phone companies, which are benefiting from new infrastructure.

     In summary, we believe the declines that many of the world's markets have experienced over the past year have created some excellent values.

     We appreciate your support and welcome any questions or comments you may have.

Respectfully,


[A photo of                   [A photo of                   [A photo of
A. Keith Brodkin,             David Mannheim,               Toni Y. Shimura,
Chairman and President]       Portfolio Manager]            Portfolio Manager]



[Signature]                   [Signature]                   [Signature]


A. Keith Brodkin              David Mannheim                Toni Y. Shimura
Chairman and President        Portfolio Manager             Portfolio Manager

November 10, 1995


PORTFOLIO MANAGER PROFILES

David Mannheim began his career at MFS in 1988 as a research specialist and was promoted to Assistant Vice President-Investments in 1991 and Vice President-Investments in 1992. In 1993, he was named Portfolio Manager of MFS World Growth Fund. Mr. Mannheim is a graduate of Amherst College and of Massachusetts Institute of Technology's Sloan School of Management.

Toni Shimura joined the MFS Research Department in 1987. A graduate of Wellesley College and of Massachusetts Institute of Technology's Sloan School of Management, she was promoted to Investment Officer in 1990, Assistant Vice President-Investments in 1991, and Vice President-Investments in 1992. In 1993, she was named Portfolio Manager of MFS World Growth Fund.

OBJECTIVE AND POLICIES

The Fund's investment objective is to seek capital appreciation by investing in securities of companies worldwide that are growing at rates expected to be well above the growth rate of the overall U.S. economy. Dividend and interest income from portfolio securities, if any, is incidental to the Fund's investment objective of capital appreciation.

The Fund's policy is to invest primarily in securities in three market sectors:
U.S. emerging growth companies; foreign growth companies; and emerging market securities. The U.S. emerging growth and foreign growth sectors may include securities of more established companies which represent opportunities for long-term growth. Under normal conditions, the Fund will be invested in at least three different countries, one of which will be the United States. For defensive reasons or during times of international political or economic uncertainty or turmoil, most or all of the Fund's investments may be in the United States. While the Fund primarily invests in equity securities, it may also invest in fixed-income securities.

TAX FORM SUMMARY

In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995.

For the year ended October 31, 1995, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 0.4%.

The Fund is estimated to have derived approximately 40% of its ordinary income from dividends paid by foreign companies, and to have paid foreign taxes equivalent to approximately 5.6% of its ordinary income.

PERFORMANCE

The information on the following page illustrates the historical performance of MFS World Growth Fund Class A and Class B shares in comparison to various market indicators. Class A share results reflect the deduction of the 5.75% maximum sales charge. Class B share results reflect the deduction of the current maximum contingent deferred sales charge (CDSC) of 4%. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

Please note that effective January 3, 1994, Class C shares were offered. Information on Class C share performance appears on the next page.

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. All Class A share results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from December 1, 1993 to October 31, 1995)

[Line graph representing the growth of a $10,000 investment for the period from December 1, 1993 to October 31, 1995. The graph is scaled from $9,000 to $14,000 in $1,000 segments. The years are marked in 6 month segments from 1993 to 1995. There are six lines drawn to scale representing MFS World Growth Fund (Class A), MFS World Growth Fund (Class B), S&P 500, MSCI World Index, Russell 2000 Index and the Consumer Price Index.]


AVERAGE ANNUAL TOTAL RETURNS
                                                                Life of Class
                                                                      through
                                                           1 Year    10/31/95
--------------------------------------------------------------------------------
MFS World Growth Fund (Class A) including
  5.75% sales charge                                       - 0.57%    + 7.72%*
--------------------------------------------------------------------------------
MFS World Growth Fund (Class A) at net asset value         + 5.47%    +11.05%*
--------------------------------------------------------------------------------
MFS World Growth Fund (Class B) with CDSC+                 + 0.61%    + 8.28%*
--------------------------------------------------------------------------------
MFS World Growth Fund (Class B) without CDSC               + 4.61%    +10.17%*
--------------------------------------------------------------------------------
MFS World Growth Fund (Class C)                            + 4.68%    + 7.01%#
--------------------------------------------------------------------------------
Average global portfolio fund                              + 5.25%    + 6.84%
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) World Index    +10.03%    + 9.10%
--------------------------------------------------------------------------------
Russell 2000 Total Return Index++                          +18.35%    + 8.60%
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index++                    +26.41%    +14.58%
--------------------------------------------------------------------------------
Consumer Price Index[ss]                                   + 2.81%    + 2.71%
--------------------------------------------------------------------------------

   * For the period from the commencement of offering of Class A and Class B shares, November 18, 1993 to October 31, 1995. Benchmark comparisons begin on November 1, 1993.
   + These returns reflect the maximum CDSC of 4%.
   # For the period from the commencement of offering of Class C shares, January
     3, 1994 to October 31, 1995. Class C shares have no initial sales charge or CDSC but, along with Class B shares, have higher annual fees and expenses than Class A shares.
  ++ The Standard & Poor's 500 Composite Index (the S&P 500) is a popular, unmanaged index of common stock performance.
 +++ The Russell 2000 Total Return Index is comprised of 2,000 of the smallest
     U.S.-domiciled company common stocks which are traded in the U.S. on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.
[ss] The Consumer Price Index is a popular measure of change in prices.

In the above table, we have included the average annual total returns of all global portfolio funds (including the Fund) tracked by Lipper Analytical Services, Inc. (an independent firm which rates mutual fund performance) for the applicable time periods. Because these returns do not reflect any applicable sales charges, we have also included the Fund's results at net asset value (no sales charge) for comparison.

PORTFOLIO OF INVESTMENTS - October 31, 1995

Stocks and Warrants - 88.3%
================================================================================
Issuer                                                     Shares         Value
--------------------------------------------------------------------------------
Foreign Stocks and Warrants - 52.6%
  Argentina - 0.8%
    Banco Frances del Rio Plata (Finance)                  50,000  $    363,500
    Buenos Aires Embotelladora S.A., ADR (Bevera           16,000       366,000
    CAPEX S.A. (Utilities - Electric)                      48,000       309,600
    Cia Naviera Perez Companc S.A.C.F.I.M.F A
      (Oil and Gas)                                        67,400       297,234
    Inversiones y Representacion
      (Special Products and Services)*                     55,000       115,500
    Irsa Inversiones, GDR (Special Products
      and Services                                         15,100       317,100
    Mirgor Sacifia, ADR (Automotive)##                    108,000       216,000
    Telecom Argentina, ADR (Utilities - Telephone)          7,330       281,288
    YPF Sociedad Anonima, ADR (Oils)                       56,000       959,000
                                                                   ------------
                                                                   $  3,225,222
--------------------------------------------------------------------------------
  Australia - 1.8%
    Australia & New Zealand Bank Group Ltd. (Finance)     440,000  $  1,841,620
    News Corp. Ltd. (Media)                                87,400       440,305
    News Corp., Pfd. (Media)                               43,700       199,534
    Sydney Harbour Casinos Ltd. (Entertainment)*        1,511,200     1,863,037
    Western Mining Holding, ADS (Metals and Minerals)     462,200     2,961,603
                                                                   ------------
                                                                   $  7,306,099
--------------------------------------------------------------------------------
  Bangladesh - 0.1%
    Bangladesh Fund (Finance)*+                            27,200  $    244,800
--------------------------------------------------------------------------------
  Brazil - 2.2%
    Aracruz Celulose S.A., ADR
      (Forest and Paper Products)                          60,000  $    555,000
    Banco Bradesco S.A. (Finance)                      74,114,623       678,183
    Brasmotor S.A. (Furniture and Home Appliances)      2,560,000       598,939
    Centrais Eletricas Brasile, ADR
    Cia Vale do Rio Doce (Iron and Steel)               3,694,200       595,405
    Companhia Brasileira Distribuicao Grupo Pao
       de Acucar, GDS (Supermarkets)*##                    45,000       495,000
    Companhia Siderurgicas, ADR, "B"
    Iochpe Maxion S.A., ADR (Automotive)                   52,400       406,100
    Petrol Brasileiros (Oils)                           4,610,000       397,916
    Rhodia-Ster S.A., GDR (Chemicals)##                    36,000       486,000
    Sadia Concordia S.A. (Food Products)                  508,000       401,455
    Sider Paulista, "B" (Iron and Steel)*                 168,000       251,554
    Telecom Brasileiras S.A., ADR (Telecommunications)     35,290     1,411,600
    Usiminas, ADR (Iron and Steel)##                       68,700       644,062
                                                                  -------------
                                                                  $   9,085,234
--------------------------------------------------------------------------------
  Canada - 0.9%
    Echo Bay Mines Ltd. (Precious Metals and Minerals)    235,600  $  2,120,400
    Placer Dome, Inc. (Precious Metals and Minerals)       63,700     1,393,437
                                                                   ------------
                                                                   $  3,513,837
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - continued

Stocks and Warrants - continued
================================================================================
Issuer                                                     Shares         Value
--------------------------------------------------------------------------------
Foreign Stocks and Warrants - continued
  Chile - 0.8%
    Banco Osorno y La Union, ADR (Finance)                 30,000  $    405,000
    Compania de Telefonos Chile S.A., ADR
      (Utilities - Telephone)                               6,500       468,000
    Enersis S.A., ADR (Utilities - Electric)               24,500       615,562
    Maderas y Sinteticos Sociedad, ADR
      (Forest and Paper Products)                          22,100       395,037
    Moneda Chile Fund (Finance)*+ 63,000                  630,000
    Sociedad Quimica y Minera de Chile, ADR, "B"
      (Chemicals)                                          10,700       464,112
    Vina Concha y Toro S.A., ADR
      (Special Products and Services)                      15,800       276,500
                                                                   ------------
                                                                   $  3,254,211
--------------------------------------------------------------------------------
  China - 1.1%
    Chengdu Telecommunications (Electronics)              464,000  $     99,031
    China Harbin Power Plant Equipment (Electronics)      350,000        80,586
    China Southern Glass, "B" (Containers)                402,740       224,010
    Dong Fang Electric Machinery (Electronics)            434,000       129,119
    Guangzhou Shipyard International Co. Ltd.
      (Transportation)                                    310,000        94,233
    Huaxin Cement Co. (Construction)*                     913,700       244,871
    Jilin Chemical Industries (Chemicals)               1,789,000       374,886
    Luoyang Glass Co. Ltd. (Building Materials)           346,000       117,484
    Maanshan Iron & Steel Co. (Iron and Steel)            958,000       174,726
    Shanghai Dajiang (Group) Co. Ltd., "B"
      (Agriculture)                                       607,000       333,850
    Shanghai Dazhong Taxi Co., "B" (Automotive)           278,200       225,342
    Shanghai Haixing Shipping Co. (Transportation)        682,000        70,574
    Shanghai Lujiazui, "B" (Finance)                      418,500       297,135
    Shanghai New Asia (Group) Co. Ltd.
      (Restaurants and Food Service)                      768,500       368,880
    Shanghai Petrochemical (Oils)                         990,000       284,930
    Shanghai Post & Telecommunications, "B"
      (Telecommunications)                                632,800       353,102
    Shanghai Shangling Electric Appliances Co. Ltd., "B"
      (Furniture and Home Appliances)                     152,000       130,720
    Shanghai Yaohua Pilkington Glass Co. Ltd., "B"
      (Building Materials)                                190,900       187,082
    Shenzhen China Bicycles (Bicycles)*                   458,500       124,546
    Shenzhen Konka Electronics Group Ltd.
      (Electronics)                                       234,000       142,261
    Yizheng Chemical Fibre Co. Ltd. (Chemicals)           764,000       222,356
                                                                   ------------
                                                                   $  4,279,724
--------------------------------------------------------------------------------
  Colombia - 0.3%
    Banco Industrial Colombian, ADR (Finance)              16,200  $    218,700
    Cadenalco Gran Cadena de Almacenes Colombia,
      ADR (Retail) ##                                      23,000       299,000
    Cementos Diamante S.A., ADR (Construction)##           19,800       336,600
    Corp. Financiera del Valle S.A., ADR (Finance)##       16,404       196,848
                                                                   ------------
                                                                   $  1,051,148
--------------------------------------------------------------------------------
  Denmark - 0.3%
    Novo-Nordisk A/S, "B" (Biopharmaceuticals)             11,336  $  1,442,424
--------------------------------------------------------------------------------
  France - 2.1%
    Alcatel Alsthom Compagnie (Electrical Equipment)*       8,380  $    716,741
    Compagnie Bancaire S.A. (Finance)*                     32,707     3,396,302
    Eaux (Compagnie Generale) (Construction)*              14,053     1,308,159
    LaFarge-Coppee S.A. (Building Materials)*              20,713     1,374,927
    Michelin (C.G.D.E.), "B" (Tire and Rubber)             25,131     1,016,563
    Sidel (Machinery)                                       2,612       908,382
                                                                   ------------
                                                                   $  8,721,074
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - continued

Stocks and Warrants - continued
================================================================================
Issuer                                                     Shares         Value
--------------------------------------------------------------------------------
Foreign Stocks and Warrants - continued
  Germany - 2.5%
    Daimler-Benz AG (Automotive)                            9,053  $  4,362,852
    Kaufhof Holdings AG (Consumer Goods)                    2,383       815,829
    Mannesmann AG (Diversified Machinery)                   9,611     3,162,707
    Volkswagen AG (Automotive)                              5,648     1,779,166
                                                                   ------------
                                                                   $ 10,120,554
--------------------------------------------------------------------------------
  Greece - 0.4%
    Aegek (Engineering and Construction)                    7,360  $     42,360
    Aegek (Engineering and Construction)                   40,480       426,702
    Alpha Credit Bank (Finance)                             5,340       321,159
    Hellenic Bottling Co. S.A. (Beverages)                 10,950       349,342
    Papastratos Cigarette S.A. (Tobacco Products)           8,300       297,004
    Silver & Baryte Ores Mining (Mining)                    9,430       191,079
                                                                   ------------
                                                                   $  1,627,646
--------------------------------------------------------------------------------
  Hong Kong - 4.5%
    Amway Asia Pacific Ltd. (Consumer Goods)               30,000  $    982,500
    China Light & Power (Utilities - Electric)             47,400       252,610
    Citic Pacific Ltd. (Conglomerate)                     205,800       642,892
    Esprit Asia Holdings (Apparel and Textiles)           732,000       248,550
    Giordano International Ltd. (Retail - Apparel)      1,054,000       872,561
    Guoco Group Ltd. (Finance)                             68,000       314,896
    HSBC Holdings PLC (Finance)*                           67,600       983,727
    Hang Seng Bank (Finance)                              221,000     1,851,004
    Hong Kong Telecommunications (Telecommunications)     325,600       568,582
    Hong Kong & China Gas Ltd. (Utilities - Gas)          248,400       403,246
    Hutchison Whampoa (Real Estate)                       850,000     4,683,860
    International Maritime Carrier Holdings
      (Transportation)                                    246,000       147,966
    Jardine Matheson Holdings Ltd. (Conglomerate)*          5,600        34,160
    New World Development Co. (Real Estate)*              484,000     1,884,461
    New World Infrastructure Ltd.
      (Engineering and Construction)*                         806         1,417
    Oriental Press Group (Publishing)                     148,000        60,782
    Sun Hung Kai Properties (Real Estate)                 439,000     3,506,525
    Swire Pacific Air Ltd. (Transportation - Air)           7,000        52,517
    Television Broadcasting Ltd. (Media)                   70,000       280,695
    Varitronix International Ltd. (Electronics)           149,000       284,284
    Yue Yuen Industrial Holdings (Shoes and Leather)      334,000        87,487
                                                                   ------------
                                                                   $ 18,144,722
--------------------------------------------------------------------------------
  Hungary - 0.3%
    Fotex (Retail)                                        112,200  $    104,192
    Magyar Olaj Es Gaz (Miscellaneous)*                     4,650       420,138
    OTP Bank (Finance)*                                    22,723       147,821
    Richter Gedeon Rt (Pharmaceuticals)*                   10,565       168,406
    Zalakeramia Rt (Miscellaneous Manufacturing)            8,100       175,952
                                                                   ------------
                                                                    $ 1,016,509
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - continued

Stocks and Warrants - continued
================================================================================
Issuer                                                     Shares         Value
--------------------------------------------------------------------------------
Foreign Stocks and Warrants - continued
  India - 1.0%
    Bajaj Auto Ltd., GDR (Automotive)                      18,400  $    494,500
    Core Healthcare, GDR (Consumer Goods and Services)     54,000       216,000
    Great Eastern Shipping Co., GDR
      (Transportation - Marine)                            50,800       431,800
    India Gateway Fund Ltd. (Finance)*+                    80,000       476,000
    India Gateway Fund Ltd., Warrants (Finance)*+          16,000          --
    India Magnum Fund NV (Finance)*+                       24,600     1,143,654
    Indian Petrochemical Corp. Ltd., GDR (Chemicals)*#     22,000       247,500
    NEPC Micon, GDR (Utilities - Electric)*##             177,000       230,100
    Raymond Ltd., GDR (Textiles)* 17,700                  278,775
    Reliance Industries, GDS
      (Consumer Goods and Services)                        29,000       452,400
    South Indian Viscose Ltd. (Apparel and Textiles)*#     19,600       196,000
                                                                   ------------
                                                                   $  4,166,729
--------------------------------------------------------------------------------
  Indonesia - 0.8%
    Astra International (Automotive)                      191,800  $    384,444
    Bank International Indonesia (Finance)                127,000       444,779
    Hanjaya Mandala Sampoerna (Retail)                     63,000       582,819
    Indocement Tunggal Prakar (Retail)                     90,500       334,889
    Indofoods Suksesi Makmur (Food Processing)             92,000       425,550
    Indosat (Telecommunications)                           22,500        76,321
    Inti Indorayan Utama (Forest and Paper Products)       75,000        92,511
    Kalbe Farma (Pharmaceuticals)                          85,200       270,237
    Mayora Indah (Food Processing)                        243,000       173,953
    PT Gudang Garam (Tobacco)                              20,500       178,359
    PT Indosat, ADR (Telecommunications)                    7,500       248,437
    Semen Gresik (Building Materials)                      67,000       174,141
                                                                   ------------
                                                                   $  3,386,440
--------------------------------------------------------------------------------
  Ireland - 0.1%
    Navan Resources PLC (Mining)*                         137,650  $    324,260
--------------------------------------------------------------------------------
  Israel - 0.1%
    ECI Telecommunications Limited Designs
      (Telecommunications)                                 30,000  $    570,000
--------------------------------------------------------------------------------
  Italy - 2.3%
    Banco Commerciale Italiana (Finance)                  298,900  $    583,700
    De Rigo S.p.A., ADR (Retail)*                          34,800       717,750
    Fiat S.p.A. (Automotive)                              915,600     2,988,655
    Luxottica Group S.p.A., ADR
      (Consumer Goods and Services)                        42,000     2,047,500
    Olivetti Group (Computers)                          1,518,400     1,136,411
    Pirelli S.p.A. (Tire and Rubber)                      888,500     1,151,137
    Stet Societa Finanziaria Telefonica S.p.A
      (Telecommunications)                                236,200       670,718
                                                                   ------------
                                                                   $  9,295,871
--------------------------------------------------------------------------------
  Japan - 14.5%
    DDI Corp. (Telecommunications)                            501  $  4,064,282
    Daiei, Inc. (Retail)                                  235,000     2,460,612
    Daiwa Securities Co. Ltd. (Finance)                   260,000     3,053,136
    Hokuetsu Bank (Finance)                                 3,000        15,852
    Ito Yokado Co. Ltd. (Retail)                           25,000     1,367,550
    Kawasaki Heavy Industries (Aerospace - Defense)       377,000     1,578,979
    Komori Corp. (Printing Machinery)                      89,000     2,107,642
    Kyocera Corp. (Electronics)                            17,000     1,394,069


PORTFOLIO OF INVESTMENTS - continued

Stocks and Warrants - continued
================================================================================
Issuer                                                     Shares         Value
--------------------------------------------------------------------------------
Foreign Stocks and Warrants - continued
  Japan - continued
    Matsuzakaya Co. Ltd. (Retail)                          69,000  $    630,648
    Mitsubishi Trust & Banking (Finance)                  124,000     1,735,199
    Murata Manufacturing Co. Ltd. (Electrical Equipment)   17,000       597,220
    NEC Corp. (Electronics - Semiconductor)               394,000     5,205,010
    NTT Data Communications Systems Co.
      (Computer Software)                                      92     2,304,726
    Nichido Fire & Marine Ltd. (Insurance)                247,000     1,849,055
    Nikon Corp. (Jewelry - Watches and Gemstones)         194,000     2,771,699
    Nippon Steel Corp. (Steel)                            908,000     3,012,153
    Nippon Telephone & Telegraph Co.
      (Telecommunications)                                    353     2,898,199
    Nissan Motor Co. Ltd. (Automotive)                    462,000     3,119,483
    Obayashi Corp. (Engineering and Construction)         224,000     1,668,108
    Pioneer Electronics Corp. (Electronics)                87,000     1,336,627
    Sankyo Co. Ltd. (Pharmaceuticals)                       2,000        44,035
    Sharp Corp. (Electronics)                             374,000     5,196,985
    Sony Corp. (Electronics)                               61,800     2,781,876
    Sumitomo Bank (Finance)                               159,000     2,816,224
    Sumitomo Realty & Development (Real Estate)           447,000     2,939,465
    Tokyo Ohka Kogyo Ltd. (Chemicals)                      61,100     1,865,466
                                                                   ------------
                                                                   $ 58,814,300
--------------------------------------------------------------------------------
   Malaysia - 1.6%
    DCB Holdings Berhad (Finance)                         300,000  $    850,393
    Genting Berhad (Leisure)+                              67,000       577,677
    IOI Corp. Berhad (Retail)                             378,000       354,188
    IOI Corp. Berhad (Retail)*                             94,500        62,131
    IOI Properties (Real Estate)                           20,000        42,125
    Lion Land Berhad (Finance)                            290,000       313,976
    Magnum Corp. Berhad (Entertainment)                     8,000        13,606
    O.Y.L. Industries Berhad (Real Estate)                 31,000       233,110
    Petronas Gas Berhad (Gas)*##                          166,200       562,724
    Renong Berhad (Conglomerate)                          715,000     1,092,204
    Resorts World Berhad (Entertainment)                  284,000     1,386,456
    Sungei Way Holdings Berhad (Construction)             114,000       383,740
    Telekom Malaysia (Telecommunications)                  77,000       551,732
                                                                   ------------
                                                                   $  6,424,062
--------------------------------------------------------------------------------
  Mexico - 1.3%
    Alfa S.A. de C.V. (Diversified Holding Company)        41,000  $    467,746
    Cemex S.A., "A" (Construction)                        133,506       394,876
    Cemex S.A., "B" (Construction)                         58,000       179,718
    Cifra S.A. de C.V. (Retail)                           490,300       501,348
    Corporacion GEO S.A. de C.V., ADR (Home Builders)*     45,000       482,026
    Grupo Carso (Conglomerate)*                           117,300       616,238
    Grupo Financiaro Banamex, "B" (Finance)               147,200       252,935
    Grupo Financiaro Banamex, "L" (Finance)                 7,360        12,128
    Grupo Sidek S.A. de C.V., ADR (Transportation)*        44,200       110,500
    Kimberly-Clark de Mexico, S.A. de C.V
      (Forest and Paper Products)                          27,100       354,971
    Panamerican Beverage (Beverages)                       18,000       492,750
    Telefonos de Mexico S.A. (Telecommunications)         899,000     1,243,405
                                                                   ------------
                                                                   $  5,108,641
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - continued

Stocks and Warrants - continued
================================================================================
Issuer                                                     Shares         Value
--------------------------------------------------------------------------------
Foreign Stocks and Warrants - continued
  Netherlands - 0.8%
    Wolters Kluwer (Publishing)*                           34,290  $  3,116,482
--------------------------------------------------------------------------------
  New Zealand - 0.4%
    Sky City Ltd. (Entertainment)*                         70,000  $  1,455,740
--------------------------------------------------------------------------------
  Norway - 0.1%
    Tomra Systems A/S (Environmental Control)              90,000  $    568,147
--------------------------------------------------------------------------------
  Pakistan - 0.3%
    Cherat Cement Co. (Construction)*                      66,000  $    108,984
    Dewan Salman Fibre, Rights (Apparel and Textiles)*      3,881          --00
    Engro Chemical (Chemicals)                             78,900       313,609
    Fauji Fertilizer (Chemicals)                          176,600       283,874
    Pakistan Synthetic (Apparel and Textiles)*              9,000         6,181
    Pakistan Telecommunications (Telecommunications)*     125,000       122,019
    Pakistan Telecommunications (Telecommunications)*       1,200       117,138
    Sui Northern Gas (Oil Services)*                      204,000       208,675
                                                                   ------------
                                                                   $  1,160,480
--------------------------------------------------------------------------------
  Peru - 0.3%
    Backus & Johnson (Beverages)                          198,486  $    355,472
    Corp. Banco Credito del Peru (Finance)                 19,673       324,605
    Telefonica del Peru, "B" (Telecommunications)         263,953       471,552
                                                                   ------------
                                                                   $  1,151,629
--------------------------------------------------------------------------------
  Philippines - 0.7%
    Ayala Corp. (Real Estate)                             188,300  $    192,068
    C&P Homes, Inc. (Homebuilders)*                       555,000       357,822
    Filinvest Land, Inc. (Real Estate)*                   826,000       222,555
    International Container Terminal Services
      (Transportation)                                    364,500       154,329
    JG Summit Holdings, "B" (Miscellaneous)               670,000       188,259
    Manila Electric Co. (Utilities - Electric)             36,452       272,197
    Metropolitan Bank & Trust Co. (Finance)                15,714       290,327
    Petron Corp. (Oils) 400,375                           177,225
    Philippine Long Distance Telephone Co., ADR
      (Utilities - Telephone)                               6,185       347,133
    SM Prime Holdings, Inc. (Real Estate)               1,308,700       352,613
    San Miguel Corp., ADR, "B"
      (Food and Beverage Products)                          8,880       293,040
    Southeast Asia Cement (Building Materials)*         1,088,000       142,385
                                                                   ------------
                                                                   $  2,989,953
--------------------------------------------------------------------------------
  Poland - 0.1%
    Elektrim (Special Products and Services)               66,000  $    220,897
--------------------------------------------------------------------------------
  Portugal - 0.4%
    Cimpor Cimentos de Portugal S.A
      (Building Materials)                                 24,120  $    392,439
    Engil SGPS (Engineering and Construction)*             24,579       228,518
    Engil Sociedade de Construcao Civil, S.A
      (Engineering and Construction)                       11,433       161,832
    Portugal Telecom (Telecommunications)*                 26,000       492,218
    Sonae Investimentos SGPS, S.A
      (Forest and Paper Products)                           9,600       221,841
                                                                   ------------
                                                                   $  1,496,848
--------------------------------------------------------------------------------
  Singapore - 1.3%
    City Developments Ltd. (Real Estate)                  243,000  $  1,505,842
    Development Bank of Singapore Ltd. (Finance)           62,000       711,331
    Fraser & Neave Ltd. (Beverages)                        85,000     1,005,311
    Keppel Corp. (Transportation)                         167,000     1,371,954


PORTFOLIO OF INVESTMENTS - continued

Stocks and Warrants - continued
================================================================================
Issuer                                                     Shares         Value
--------------------------------------------------------------------------------
Foreign Stocks and Warrants - continued
  Singapore - continued
    Oversea - Chinese Banking Corp. Ltd. (Finance)         52,000  $    611,331
                                                                   ------------
                                                                   $  5,205,769
--------------------------------------------------------------------------------
  South Africa - 0.1%
    Southern Africa Minerals Corp.
      (Precious Metals and Minerals)*                     260,000  $    208,929
--------------------------------------------------------------------------------
  South Korea - 0.9%
    Cho Sun Brewery (Beverages)                             6,040  $    219,464
    Commercial Bank of Korea (Finance)                     13,000       139,328
    Korea Electric Power Corp. (Utilities - Electric)      10,420       471,903
    Korea Electric Power Corp., ADR
      (Utilities - Electric)                                5,000       123,750
    Korea Mobile Telecommunications (Telecommunication        440       411,101
    Korea Mobile Telecommunications, GDR
      (Telecommunications)*##                              28,000     1,029,000
    L.G. Electronics Co. (Electronics)*                     3,227       138,763
    L.G. Electronics Co., GDR (Electronics)*##              6,400        93,600
    Pohang Iron & Steel Ltd. (Iron and Steel)                 880        76,601
    Samsung Electronics, GDR (Electronics)*                 2,938       336,767
    Samsung Electronics, GDR (Electronics)*                12,361       794,194
                                                                   ------------
                                                                   $  3,834,471
--------------------------------------------------------------------------------
  Spain - 0.9%
    Banco de Santander S.A. (Finance)                      40,560  $  1,769,407
    Iberdrola S.A. (Utilities - Electric)                  82,700       623,894
    Telefonica de Espania (Utilities - Telephone)         105,480     1,332,014
                                                                   ------------
                                                                   $  3,725,315
--------------------------------------------------------------------------------
  Sri Lanka - 0.2%
    Ceylon Grain Elevators (Agriculture)                   40,000  $     38,095
    DFCC Sri Lanka (Finance)                               57,066       328,265
    Puttalam Cement Co. (Building Materials)*             950,000       271,428
                                                                   ------------
                                                                   $    637,788
--------------------------------------------------------------------------------
  Sweden - 1.7%
    Astra AB, Free Shares, "A" (Pharmaceuticals)          121,280  $  4,462,656
    Astra AB, Free Shares, "B" (Pharmaceuticals)           14,090       509,960
    Skandinaviska Enskilda Banken, "A" (Finance)          298,030     2,013,503
                                                                   ------------
                                                                   $  6,986,119
--------------------------------------------------------------------------------
  Taiwan - 0.2%
    Acer, Inc., GDR (Computers)*##                          8,700  $    113,100
    Asia Cement, GDS (Constructi  on Services)              7,040       114,400
    ROC Taiwan Fund (Finance)*                              8,900        85,662
    Siliconware Precision Industries Co., GDR
      (Special Products and Services)*##                    7,200       114,300
    Tung Ho Steel Enterprise Corp., GDR (Steel)##*         29,656       281,732
    Yageo Corp., GDR (Electronics)                         16,769       155,113
    Yageo Corp., GDR (Electronics)*##                       1,200        10,800
                                                                   ------------
                                                                   $    875,107
--------------------------------------------------------------------------------
  Thailand - 0.9%
    Bangkok Bank Ltd. (Finance)                            65,800  $    679,968
    Banpu Public Co. Ltd. (Mining)                         12,167       290,151
    Electricity Generating Power Co. Ltd.
      (Utilities - Electric)                               75,900       259,435
    Italian Thai Development (Construction)                17,100       193,020


PORTFOLIO OF INVESTMENTS - continued

Stocks and Warrants - continued
================================================================================
Issuer                                                     Shares         Value
--------------------------------------------------------------------------------
Foreign Stocks and Warrants - continued
     Thailand - continued
    Land & House Public Co. Ltd. (Real Estate)             17,800  $    287,233
    Loxley Public Co. Ltd. (Miscellaneous Distributor)     10,000       190,779
    Muramoto Electronics (Electronics) 30,800             101,605
    Phatra Thanakit Co. (Finance) 48,200                  377,400
    Shinawatra Computer Co. Ltd. (Computers)               10,400       254,626
    Siam Cement Public Co. Ltd. (Building Materials)        4,500       245,389
    Siam City Cement Public Co. Ltd.
      (Building Materials)                                  8,600       142,193
    Siam Makro (Retail)                                    74,000       258,823
    Thai Military Bank (Finance)                           40,400       158,966
    Thai Theparos Food Product Public Co. Ltd.
      (Food Processing)                                    55,900       181,075
                                                                    ------------
                                                                    $  3,620,663
--------------------------------------------------------------------------------
  Turkey - 0.4%
    Arcelik A.S. (Furniture and Home Appliances)          883,028  $    146,339
    Eczactibasi Yapi (Furniture and Home Appliances)##  1,000,000       118,931
    Ege Biracilik ve Malt Sanayii A.S. (Beverages)        322,460       114,737
    Kaplamin Turkey (Forest and Paper Products)*          833,000       251,735
    Migros Turk (Retail)                                  585,000       672,937
    Netas Tele Komunik (Telecommunications)               509,300       176,253
                                                                   ------------
                                                                   $  1,480,932
--------------------------------------------------------------------------------
  United Kingdom - 3.1%
    ASDA Group PLC (Retail)  3,114,000 $                5,046,314
    BPB Industries (Building Materials)                   303,500     1,336,336
    Fleming Russia Securities Fund (Finance)*+            143,400       932,100
    Huntingdon International Holdings PLC, ADR
      (Consumer Goods and Services)*                      101,900       458,550
    Korea Europe Fund (Finance)+                               23       103,500
    Sears PLC (Retail)                                    897,700     1,440,552
    Smith (W.H.) Group PLC (Retail)                        94,900       569,390
    Tarmac PLC (Engineering and Construction)*            551,000       749,172
    Vodafone Group PLC (Telecommunications)*              505,700     2,090,723
                                                                   ------------
                                                                   $ 12,726,637
--------------------------------------------------------------------------------
  Venezuela
    Mavesa S.A., ADR (Food and Beverage Products)##         1,097  $      4,113
--------------------------------------------------------------------------------
Total Foreign Stocks and Warrants
  (Identified Cost, $217,336,863)                                  $212,589,526
--------------------------------------------------------------------------------
U.S. Stocks and Warrants - 35.7%
  Airlines
    Midwest Express Holdings*                               1,300  $     32,662
--------------------------------------------------------------------------------
  Apparel and Textiles - 0.1%
    Team Rental Group, Inc.*                               33,000  $    346,500
--------------------------------------------------------------------------------
  Automotive - 1.6%
    APS Holding Corp.*                                    168,600  $  3,456,300
    Harvard Industries, Inc., "B"*                        112,000     3,094,000
                                                                   ------------
                                                                   $  6,550,300
--------------------------------------------------------------------------------
  Biotechnology - 0.1%
    Integra Lifesciences*                                  45,000  $    315,000
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - continued

Stocks and Warrants - continued
================================================================================
Issuer                                                     Shares         Value
--------------------------------------------------------------------------------
U.S. Stocks and Warrants - continued
  Business Machines - 0.9%
    Affiliated Computer Services, Inc., "A"*              104,800  $  3,510,800
    National Instruments Corp.*                            12,000       225,000
                                                                   ------------
                                                                   $  3,735,800
--------------------------------------------------------------------------------
  Business Services - 6.2%
    ADT Ltd.*                                             170,000  $  2,380,000
    CUC International, Inc.*                               50,000     1,731,250
    Ceridian Corp.*                                       170,000     7,395,000
    Computer Sciences Corp.*                               25,000     1,671,875
    Franklin Quest Co.*                                    12,700       303,212
    Global Directmail*                                     10,700       291,575
    HPR, Inc.*                                              1,100        28,600
    Interim Services, Inc.*                               124,000     3,689,000
    National Data Corp.                                     7,500       198,750
    Paychex, Inc.                                          35,000     1,518,125
    Reynolds & Reynolds Co., "A"                           20,000       712,500
    Techno Solutions Co.*                                 247,100     4,077,150
    Transaction System Architects, "A"*                    44,700     1,162,200
                                                                   ------------
                                                                   $ 25,159,237
--------------------------------------------------------------------------------
  Cellular Telephones - 0.2%
    Cellular Communications of Puerto Rico, Inc.*          24,000  $    693,750
--------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.7%
    Acclaim Entertainment, Inc.*                           53,000  $  1,252,125
    Autodesk, Inc.                                         15,000       510,000
    Electronic Arts, Inc.*                                 45,000     1,648,125
    First Data Corp.                                       60,001     3,967,566
    Pure Software, Inc.*                                    1,800        66,150
    Smith Micro Software*                                   2,100        25,725
    Spectrum Holobyte, Inc.*                              169,200     1,734,300
    Symantec Corp.*                                        65,000     1,580,312
                                                                   ------------
                                                                   $ 10,784,303
--------------------------------------------------------------------------------
  Computer Software - Systems - 5.6%
    Adobe Systems, Inc.                                    18,800  $  1,071,600
    BDM International, Inc.*                                3,300        82,500
    BMC Software, Inc.*                                    60,000     2,137,500
    Cadence Design Systems, Inc.* 240,000               7,740,000
    Computer Associates International, Inc.                66,000     3,630,000
    Cooper & Chyan Technology, Inc.                         1,500        21,188
    DST Systems, Inc.                                       4,900       102,900
    Informix Corp.*                                        55,000     1,601,875
    Integrated Measurement*                                 2,200        29,700
    Logic Works, Inc.*                                      3,900        59,475
    Oracle Systems Corp.*                                  80,000     3,490,000
    Sybase, Inc.*                                          70,000     2,747,500
                                                                   ------------
                                                                   $ 22,714,238
--------------------------------------------------------------------------------
  Construction Services - 0.2%
    Shaw Group, Inc.*                                     110,000  $    976,250
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - continued

Stocks and Warrants - continued
================================================================================
Issuer                                                     Shares         Value
--------------------------------------------------------------------------------
U.S. Stocks and Warrants - continued
  Consumer Goods and Services - 2.3%
    Callaway Golf Co.                                     160,000  $  2,620,000
    Department 56, Inc.*                                   45,000     2,041,875
    Oakley, Inc.*                                           3,000       103,500
    Service Corp. International                            20,000       802,500
    Sola International, Inc.*                              72,000     1,764,000
    Tyco International Ltd.                                32,000     1,944,000
    USA Detergents, Inc.*                                   1,400        35,700
                                                                   ------------
                                                                   $  9,311,575
--------------------------------------------------------------------------------
  Electronics - 1.2%
    CP Clare Corp.*                                         2,100  $     54,337
    ESS Technology, Inc.*                                  14,900       447,000
    LSI Logic Corp.*                                       95,000     4,476,875
                                                                   ------------
                                                                   $  4,978,212
--------------------------------------------------------------------------------
  Entertainment - 1.3%
    GT Bicycles, Inc.*                                      5,700  $     57,712
    Grand Casinos, Inc.*                                   10,000       397,500
    Harrah's Entertainment, Inc.*                          55,000     1,361,250
    Heritage Media Corp., "A"*                             85,000     2,358,750
    Showboat, Inc.                                         40,000       960,000
    Sinclair Broadcasting Group, "A"*                       6,000       124,500
    Young Broadcasting, Inc.*                               7,400       225,700
                                                                   ------------
                                                                   $  5,485,412
--------------------------------------------------------------------------------
  Financial Institutions - 0.6%
    BHI Corp.                                              31,500  $    492,187
    Franklin Resources, Inc.                                5,000       253,750
    Salomon, Inc.                                          50,000     1,806,250
                                                                   ------------
                                                                   $  2,552,187
--------------------------------------------------------------------------------
  Food and Beverage Products
    Rocky Mountain Chocolate Factory*                       5,000  $     75,000
--------------------------------------------------------------------------------
  Insurance - 0.1%
    Compdent Corp.*                                        14,000  $    435,750
--------------------------------------------------------------------------------
  Machinery - 0.2%
    Computational Systems, Inc.*                            2,200  $     32,725
    SI Handling Systems, Inc.++                            82,500       618,750
                                                                   ------------
                                                                   $    651,475
--------------------------------------------------------------------------------
  Medical and Health Products - 1.6%
    Boston Scientific Corp.*                               48,000  $  2,022,000
    IDEC Pharmaceuticals Corp.*                            45,000       534,375
    MediSense, Inc.*                                      135,000     2,885,625
    Uromed Corp.*                                         100,000     1,062,500
                                                                   ------------
                                                                   $  6,504,500
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.8%
    Advantage Health Corp.*                                80,000  $  2,720,000
    Community Care America, Inc.* 9,600                   129,600
    Community Health Systems, Inc.*                        73,300     2,327,275
    Health Management Associates, Inc., "A"*               70,000     1,505,000
    Renal Care Holdings*                                    2,000        31,000


PORTFOLIO OF INVESTMENTS - continued

Stocks and Warrants - continued
================================================================================
Issuer                                                     Shares         Value
--------------------------------------------------------------------------------
U.S. Stocks and Warrants - continued
  Medical and Health Technology and Services - continued
    St. Jude Medical, Inc.*                                 7,800  $    415,350
    United Dental Care, Inc.*                               1,700        51,850
                                                                   ------------
                                                                   $  7,180,075
--------------------------------------------------------------------------------
  Printing and Publishing - 0.7%
    Nelson (Thomas), Inc.                                  26,800  $    445,550
    Pulitzer Publishing Co.                                50,000     2,262,500
                                                                   ------------
                                                                   $  2,708,050
--------------------------------------------------------------------------------
  Railroad - 0.3%
    Wisconsin Central Transportation Corp.*                17,900  $  1,078,475
--------------------------------------------------------------------------------
  Restaurants and Lodging - 3.0%
    HFS, Inc.*                                            140,000  $  8,575,000
    HomeTown Buffet, Inc.*                                  4,500        59,062
    Promus Hotel Corp.*                                    92,850     2,042,700
    Quantum Restaurant Group, Inc.*                        17,700       223,462
    Renaissance Hotel Group*                               60,000     1,170,000
                                                                   ------------
                                                                   $ 12,070,224
--------------------------------------------------------------------------------
  Special Products and Services
    Central Package Corp.*                                  2,900  $     71,775
--------------------------------------------------------------------------------
  Stores - 1.0%
    Corporate Express, Inc.*                               20,000  $    522,500
    Hollywood Entertainment Corp.*                         25,000       668,750
    Micro Warehouse, Inc.*                                 25,000     1,112,500
    Office Depot, Inc.*                                    40,000     1,145,000
    OfficeMax, Inc.*                                       25,000       618,750
                                                                   ------------
                                                                   $  4,067,500
--------------------------------------------------------------------------------
  Telecommunications - 3.1%
    3Com Corp.*                                            65,264  $  3,067,408
    Accom, Inc.*                                            1,300        11,212
    Bay Networks, Inc.*                                    50,000     3,312,500
    Cabletron Systems, Inc.*                               20,000     1,572,500
    Cisco Systems, Inc.*                                   35,000     2,712,500
    International Business Communications*+                40,300       399,776
    Midcom Communication*                                   7,800       117,000
    Tel-Save Holdings, Inc.*                                2,300        31,912
    WorldCom, Inc.*                                        40,000     1,305,000
                                                                   ------------
                                                                   $ 12,529,808
--------------------------------------------------------------------------------
  Utilities - Telephone - 0.9%
    Frontier Corp.                                         65,000  $  1,755,000
    MCI Communications Corp.                               75,000     1,870,312
                                                                   ------------
                                                                   $  3,625,312
--------------------------------------------------------------------------------
Total U.S. Stocks and Warrants
  (Identified Cost, $128,589,406)                                  $144,633,370
--------------------------------------------------------------------------------
Total Stocks and Warrants
  (Identified Cost, $345,926,269)                                  $357,222,896
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - continued

Convertible Bonds - 0.5%
================================================================================
                                                 Principal Amount
Issuer                                              (000 Omitted)         Value
--------------------------------------------------------------------------------
U.S. Dollar Denominated - 0.5%
    Argosy Gaming Corp., 12s, 2001                    $       200  $    196,000
    Ballarpur Industries, 4s, 1999                            450       429,750
    Land & General Berhad, 4.5s, 2004 ##                      500       552,500
    Renong Berhad, 2.5s, 2005                                 320       361,600
    Teco Electric & Machinery Ltd., 2.75s, 2004 ##            250       193,750
    United Micro Electric, 1.25s, 2004 ##                     126       171,360
                                                                   ------------
                                                                   $  1,904,960
--------------------------------------------------------------------------------
Foreign Denominated
    Michelin, 2.294s, 2001                             FRF  1,062  $     56,161
--------------------------------------------------------------------------------
Total Convertible Bonds
  (Identified Cost, $2,076,876)                                    $  1,961,121
--------------------------------------------------------------------------------

Short-Term Obligations - 10.6%
================================================================================
    Federal Home Loan Mortgage Corp.,
      due 11/01/95 - 11/13/95                         $    20,710  $ 20,699,559
    Federal National Mortgage Assn.,
      due 11/02/95                                          5,295     5,294,171
    Ford Motor Credit Corp.,
      due 11/03/95                                          6,335     6,332,987
    Raytheon Co., due 11/02/95                              7,500     7,498,810
    Tennessee Valley Authority, due 11/06/95                2,985     2,982,662
--------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                    $ 42,808,189
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $390,811,334)     $    20,710  $401,992,206
--------------------------------------------------------------------------------

Other Assets, Less Liabilities - 0.6%                                 2,336,521
================================================================================
Net Assets - 100.0%                                                $404,328,727
--------------------------------------------------------------------------------

   * Non-income producing security.
  ## SEC Rule 144A security.
   + Restricted security.
  ++ Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

DEM = Deutsche Marks
FRF = French Francs
JPY = Japanese Yen
NLG = Dutch Guilders

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
================================================================================
October 31, 1995
--------------------------------------------------------------------------------
Assets:
  Investments, at value -
   Unaffiliated issuers (identified cost, $390,178,834)            $401,373,456
   Affiliated issuer (identified cost, $632,500)                        618,750
                                                                   ------------
     Total investments, at value (identified cost, $390,811,334)   $401,992,206
 Cash                                                                    32,870
 Foreign currency, at value (identified cost, $549)                         558
 Receivable for investments sold                                     10,147,534
 Receivable for Fund shares sold                                        865,677
 Interest and dividends receivable                                      398,838
 Deferred organization expenses                                          21,274
 Other assets                                                             6,335
                                                                   ------------
     Total assets                                                  $413,465,292
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $  6,048,337
  Payable for Fund shares reacquired                                  2,064,809
  Payable for forward foreign currency exchange contracts sold          633,921
  Net payable for closed forward foreign
    currency exchange contracts                                          22,503
  Payable to affiliates -
    Management fee                                                       29,506
    Shareholder servicing agent fee                                       6,323
    Distribution fee                                                    106,380
    Accrued expenses and other liabilities                              224,786
                                                                   ------------
       Total liabilities                                           $  9,136,565
                                                                   ------------
Net assets                                                         $404,328,727
                                                                   ------------

Net assets consist of:
  Paid-in capital                                                  $358,006,766
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                  10,522,145
  Accumulated undistributed net realized gain
    on investments and foreign currency transactions                 35,417,804
  Accumulated undistributed net investment income                       382,012
                                                                   ------------
      Total                                                        $404,328,727
                                                                   ------------

  Shares of beneficial interest outstanding                          22,417,627
                                                                   ============
Class A shares:
  Net asset value and redemption price per share
    (net assets of $143,542,571/7,902,613 shares of
    beneficial interest outstanding)                                  $18.16
                                                                      ======

  Offering price per share (100/94.25)                                $19.27
                                                                      ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $247,436,898/13,771,603 shares of
    beneficial interest outstanding)                                  $17.97
                                                                      ======
Class C shares:
  Net asset value, offering price and redemption price per share
    (net assets of $13,349,258/743,411 shares of
    beneficial interest outstanding)                                  $17.96
                                                                      ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
================================================================================
Year Ended October 31, 1995
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends (including $5,500 received from affiliated issuer)   $  3,811,599
    Interest                                                          2,931,502
    Foreign taxes withheld                                             (413,759)
                                                                   ============
      Total investment income                                      $  6,329,342
                                                                   ============
  Expenses -
    Management fee                                                 $  3,459,664
    Trustees' compensation                                               35,864
    Shareholder servicing agent fee (Class A)                           201,262
    Shareholder servicing agent fee (Class B)                           523,350
    Shareholder servicing agent fee (Class C)                            18,519
    Distribution and service fee (Class A)                              469,620
    Distribution and service fee (Class B)                            2,378,864
    Distribution and service fee (Class C)                              123,462
    Custodian fee                                                       401,756
    Postage                                                              86,717
    Printing                                                             84,606
    Auditing fees                                                        83,376
    Legal fees                                                           12,176
    Amortization of organization expenses                                 6,455
    Miscellaneous                                                       553,071
                                                                   ============
      Total expenses                                               $  8,438,762
    Reduction of expenses by distributor                               (134,184)
    Fees paid indirectly                                                (18,088)
                                                                   ============
      Net expenses                                                 $  8,286,490
                                                                   ============
          Net investment loss                                      $ (1,957,148)
                                                                   ============
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                        $ 36,093,702
    Foreign currency transactions                                     2,126,600
                                                                   ============
      Net realized gain on investments                             $ 38,220,302
                                                                   ============
  Change in unrealized depreciation -
    Investments                                                    $(15,916,585)
    Translation of assets and liabilities in foreign currencies        (215,847)
                                                                   ============
      Net unrealized loss on investments                           $(16,132,432)
                                                                   ============
        Net realized and unrealized gain
          on investments and foreign currency                      $ 22,087,870
                                                                   ============
            Increase in net assets from operations                 $ 20,130,722
                                                                   ============

See notes to financial statements

Statement of Changes in Net Assets
================================================================================
Year Ended October 31, 1995 1994*
--------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss $                              (1,957,148)   $ (1,588,322)
  Net realized gain on investments and
    foreign currency transactions                    38,220,302       4,811,224
  Net unrealized gain (loss) on investments and
    foreign currency                                (16,132,432)     26,654,577
                                                   ------------    ------------
  Increase in net assets from operations           $ 20,130,722    $ 29,877,479
                                                   ============    ============
Distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions (Class A)        $ (1,679,929)   $       --
  From net realized gain on investments and
    foreign currency transactions (Class B)          (1,881,561)           --
  From net realized gain on investments and
    foreign currency transactions (Class C)            (124,750)           --
                                                   ------------    ------------
      Total distributions declared to shareholders $ (3,686,240)   $       --
                                                   ------------    ------------

  Fund share (principal) transactions -
    Net proceeds from sale of shares               $196,631,074    $442,273,385
    Net asset value of shares issued to
      shareholders in reinvestment
      of distributions                                2,741,334            --
    Cost of shares reacquired                      (191,833,455)    (91,805,572)
                                                   ------------    ------------
        Increase in net assets from
          Fund share transactions                  $  7,538,953    $350,467,813
                                                   ------------    ------------
          Total increase in net assets             $ 23,983,435    $380,345,292
  Net assets:
    At beginning of period                          380,345,292            --
                                                   ------------    ------------
    At end of period (including accumulated
      undistributed net investment income of
      $382,012 and $209,806, respectively)         $404,328,727    $380,345,292
                                                   ------------    ------------


* For the period from the commencement of investment operations, November 18, 1993 to October 31, 1994.

See notes to financial statements

Financial Highlights
==================================================================================================================================
Year Ended October 31,                              1995         1994*          1995         1994*         1995      1994**
----------------------------------------------------------------------------------------------------------------------------------
                                                Class A                     Class B                     Class C
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $  17.45     $  15.00       $  17.32     $  15.00       $ 17.34     $ 16.04
                                                --------     --------       --------     --------       -------     -------
Income from investment operations +++ -
Net investment loss [ss]                        $   --       $  (0.02)      $  (0.14)    $  (0.15)      $ (0.13)    $ (0.13)
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                      0.93         2.47           0.92         2.47          0.92        1.43
                                                --------     --------       --------     --------       -------     -------
    Total from investment operations            $   0.93     $   2.45       $   0.78     $   2.32       $  0.79     $  1.30

Less distributions declared to shareholders
  from net realized gain on investments
  and foreign currency transactions             $  (0.22)    $   --         $  (0.13)    $   --         $ (0.17)    $  --
                                                --------     --------       --------     --------       -------     -------
Net asset value - end of period                 $  18.16     $  17.45       $  17.97     $  17.32       $ 17.96     $ 17.34
                                                ========     ========       ========     ========       =======     =======

Total return #                                      5.47%       16.33%++        4.61%       15.47%++       4.68%       8.10%++
Ratios (to average net assets)/Supplemental data [ss]:
  Expenses ##                                      1.63%        1.57%+         2.45%        2.39%+        2.38%       2.31%+
  Net investment income (loss)                     0.02%       (0.14)%+       (0.80)%      (0.95)%+      (0.72)%     (0.83)%+
Portfolio turnover                                  149%         100%           149%         100%          149%        100%
Net assets at end of period (000 omitted)       $143,543     $131,503       $247,437     $236,971       $13,349     $11,872

   * For the period from the commencement of offering of Class A and Class B shares, November 18, 1993 to October 31, 1994.
  ** For the period from the commencement of offering of Class C shares, January 3, 1994 to October 31, 1994.
   + Annualized.
  ++ Not annualized.
 +++ Per share data is based on average shares outstanding.
   # Total returns for Class A shares do not include the applicable sales charge. If the sales charge had been included, the results would have been lower.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[ss] The distributor did not impose a portion of its distribution fee for the periods indicated. If this fee had been incurred by the Fund, the net investment loss per share and ratios would have been:

Net investment loss +++                         $   --       $  (0.04)          --           --            --          --
Ratios (to average net assets):
  Expenses##                                       1.73%        1.67%+          --           --            --          --
  Net investment loss                             (0.08)%      (0.24)%+         --           --            --          --

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS World Growth Fund (the Fund) is a non-diversified series of MFS Series Trust VIII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Fund.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1995, $2,129,354 was reclassified from accumulated net realized gain on investments to accumulated undistributed net investment income, due to differences between book and tax accounting for passive foreign investment companies, short-term capital gains and currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of average daily net assets. The advisory agreement permits the adviser to engage one or more sub-advisers and the adviser has engaged Oechsle International Advisers, L.P., a Delaware Limited Partnership, and Batterymarch Financial Management, Inc., a Maryland corporation, to assist in the performance of its services.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $4,489 for the year ended October 31, 1995.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $75,546 for the year ended October 31, 1995, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $41,508 for the year ended October 31, 1995. MFD is waiving the 0.10% distribution fee for an indefinite period. Fees incurred under the distribution plan during the year ended October 31, 1995 were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $15,326 and $4,034 for Class B and Class C shares, respectively, for the year ended October 31, 1995. Fees incurred under the distribution plans during the year ended October 31, 1995, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within 12 months following the shareholder purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1995 were $1,700 and $732,574 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions and short-term obligations, aggregated $563,812,762 and $542,122,762, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

     Aggregate cost                                                $390,811,395
                                                                   ------------
     Gross unrealized appreciation                                 $ 41,374,495
     Gross unrealized depreciation                                  (30,193,684)
                                                                   ------------
          Net unrealized appreciation                              $ 11,180,811
                                                                   ============

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                   1995                           1994*
                                   ---------------------------    --------------------------
Year Ended October 31,                 Shares           Amount       Shares          Amount
-------------------------------------------------------------------------------------------
Shares sold                         5,928,735    $101,800,639    9,816,517     $157,514,885
Shares issued to shareholders in
  reinvestment of distributions        80,625       1,312,572         --              --
Shares reacquired                  (5,642,373)    (97,398,576)   (2,280,891)    (37,853,320)
                                   ----------    -------------    ----------   -------------
    Net increase                      366,987    $  5,714,635     7,535,626    $119,661,565
                                   ==========    ============    ==========    ============


Class B Shares
                                   1995                           1994*
                                   ---------------------------    -------------------------
Year Ended October 31,                 Shares           Amount       Shares          Amount
-------------------------------------------------------------------------------------------
Shares sold                         5,294,273    $ 88,484,082     16,702,222   $269,173,872
Shares issued to shareholders in
  reinvestment of distributions        83,849       1,359,205           --             --
Shares reacquired                  (5,291,911)    (89,028,777)    (3,016,830)   (49,857,102)
                                   ----------    ------------     ----------   ------------
Net increase                           86,211    $    814,510     13,685,392   $219,316,770
                                   ==========    ============     ==========   ============


Class C Shares
                                   1995                           1994**
                                   ---------------------------    -------------------------
Year Ended October 31,                 Shares           Amount       Shares          Amount
-------------------------------------------------------------------------------------------
Shares sold                           375,273    $  6,346,353        931,213   $ 15,584,628
Shares issued to shareholders in
  reinvestment of distributions         4,294          69,557           --             --
Shares reacquired                    (320,994)       (246,375)
                                   ----------    ------------     ----------   ------------
Net increase                           58,573    $  1,009,808        684,838   $ 11,489,478
                                   ==========    ============     ==========   ============

 * For the period from the commencement of offering of Class A and Class B shares, November 18, 1993 to October 31, 1994.

** For the period from the commencement of offering of Class C shares, January
   3, 1994 to October 31, 1994.

(6) Line of Credit

The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31,1995 was $5,510.

(7) Financial Instruments

The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 1995, is as follows:

Forward Foreign Currency Exchange Contracts

          Settlement       Contracts      In Exchange    Contracts      Net Unrealized
          Date             to Deliver     for            at Value       Depreciation
          ----------------------------------------------------------------------------
Sales     12/20/95  DEM      9,854,000    $  6,653,315   $  7,015,585    $  (362,270)
          12/20/95  FRF     36,830,000      7,154,235       7,537,812       (383,577)
          12/20/95  JPY    956,200,000      9,707,180       9,428,132        279,048
          12/20/95  NLG      4,700,000      2,819,554       2,986,676       (167,122)
                                          ------------   ------------    ------------
                                          $ 26,334,284   $ 26,968,205    $   (633,921)
                                          ============   ============    ============

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded above amounted to a net payable of $22,503 at October 31, 1995.

At October 31, 1995, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Transactions in Securities of Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended October 31, 1995 is set forth below.

               Beginning  Acquisition       Disposition      Ending   Realized
                          -------------     -------------
               Share      Share             Share            Share    Gain     Dividend   Ending
Affiliate      Amount     Amount   Cost     Amount   Cost    Amount   (Loss)   Income     Value
---------      ------     ------   ----     ------   ----    ------   ------   ---------  --------
SI Handling
Systems, Inc.  55,000     27,500   $--        --     $--     82,500    $--      $5,500    $618,750
                                                                                          ========


(9) Restricted Securities

The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1995, the Fund owned the following restricted securities (constituting 2.86% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. Certain of these securities may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.


                                                            Date of          Share/Par
Description                                             Acquisition             Amount        Cost         Value
----------------------------------------------------------------------------------------------------------------
Acer, Inc., GDR+                                        10/20/95                 8,700   $ 113,013   $   113,100
Bangladesh Fund                                         11/14/94 - 11/18/94     27,200     298,730       244,800
Cadenalco Gran Cadena de Almacenes
  Colombia, ADR+                                        12/16/94                23,000     356,500       299,000
Cementos Diamante S.A., ADR+                            5/17/94                 19,800     303,732       336,600
Companhia Brasileira Distribuicao
  Grupo Pao de Acucar, GDS+                             9/21/95                 45,000     495,000       495,000
Corp. Financiera del Valle S.A., ADR+                   11/23/93                16,404     311,350       196,848
Corporacion GEO S.A. de C.V., ADR+ 7/24/94                                      45,000     638,000       482,026
Eczactibasi Yapi+                                       6/06/95              1,000,000     151,004       118,931
Fleming Russia Securities Fund                          7/07/95                143,400   1,161,540       932,100
Genting Berhad 3/30/95                                                          67,000     716,589       577,677
India Gateway Fund Ltd.                                 5/02/95                 80,000     812,000       476,000
India Gateway Fund Ltd., Warrants                       1/02/95                 16,000        --            --
India Magnum Fund NV                                    11/19/93                24,600   1,336,750     1,143,654
Indian Petrochemical Corp. Ltd., GDR+                   12/08/94                22,000     305,250       247,500
International Business Communications                   8/29/95                 40,300     399,776       399,776
Korea Europe Fund                                       11/02/94 - 12/30/94         23     100,625       103,500
Korea Mobile Telecommunications+                        1/06/95 - 3/02/95       28,000     728,812     1,029,000
L.G. Electronics Co., GDR+                              9/19/95                  6,400      80,000        93,600
Land & General Berhad, 4.5s, 2004+                      7/15/94 - 10/31/95     500,000     531,500       552,500
Mavesa S.A., ADR+                                       11/22/93                 1,097        --           4,113
Mirgor Sacifia+                                         10/20/94               108,000     503,250       216,000
Moneda Chile Fund                                       8/22/95                 63,000     630,000       630,000
NEPC Micon, GDR+                                        11/03/94               177,000     519,810       230,100
Petronas Gas Berhad+                                    7/31/95                166,200     542,165       562,724
Rhodia-Ster S.A, GDR+                                   12/19/94                36,000     502,249       486,000
Siliconware Precision Industries Co., GDR+              9/19/95                  7,200     109,440       114,300
South Indian Viscose Ltd.+                              7/28/94                 19,600     374,360       196,000
Teco Electric & Machinery Ltd.,
  2.75s, 2004+                                          11/04/94 - 1/03/95     250,000     245,240       193,750
Tung Ho Steel Enterprise Corp.,
   GDR+                                                 9/09/94 - 10/19/94      29,656     461,601       281,732
United Micro Electric, 1.25s, 2004+                     6/06/95                126,000     221,985       171,360
Usiminas, ADR+ 9/20/94                                                          68,700     912,336       644,062
Yageo Corp., GDR+                                       3/27/95                  1,200       9,607        10,800
                                                                                                     -----------
                                                                                                     $11,582,553
                                                                                                     ===========

+ = SEC Rule 144A security.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust VIII and Shareholders of MFS World Growth
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS World Growth Fund as of October 31, 1995, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year ended October 31, 1995 and for the period from November 18, 1993 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS World Growth Fund at October 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 4, 1995

     ----------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

It's Easy to Contact Us

[GRAPHIC OMITTED]
     MFS AUTOMATED INFORMATION

     ACCOUNT INFORMATION:
     Call 1-800-MFS-TALK (1-800-637-8255) anytime.

     MARKET OUTLOOK:
     Call 1-800-637-4458 anytime for the MFS outlook on the bond and stock markets.

[GRAPHIC OMITTED]
     MFS PERSONAL SERVICE

     ACCOUNT SERVICE:
     Call 1-800-225-2606 any business day
     from 8 a.m. to 8 p.m. Eastern time.

     PRODUCT INFORMATION:
     Call 1-800-637-2929 any business day
     from 9 a.m. to 5 p.m. Eastern time.

     IRA SERVICE:
     Call 1-800-637-1255 any business day
     from 8 a.m. to 6 p.m. Eastern time.

     SERVICE FOR THE HEARING-IMPAIRED:
     Call 1-800-637-6576 any business day
     from 9 a.m. to 5 p.m. Eastern time (TDD required).

[GRAPHIC OMITTED]
     MFS MAILING ADDRESSES

     FOR PERSONAL ACCOUNTS:
     MFS Service Center, Inc.
     P.O. Box 2281
     Boston, MA 02107-9906

     FOR IRA ACCOUNTS:
     MFS Service Center, Inc.
     J.W. McCormack Station
     P.O. Box 4501
     Boston, MA 02101-9817

A WORD ABOUT MFS PRODUCTS AND SERVICES

MAKING ADDITIONAL INVESTMENTS AT YOUR CONVENIENCE

There are several easy ways to make additional single investments of at least $50:

    o   send a check with the lower portion of your account statement

    o   contact your financial adviser to purchase shares on your behalf

    o wire additional investments through your bank; call us first for instructions.


MAKING ADDITIONAL INVESTMENTS AUTOMATICALLY

By investing a set amount at regular intervals, over time you will buy more shares when prices are low, and fewer shares when prices are high. Because dollar cost averaging involves periodic purchases regardless of fluctuating share prices, you should consider your financial ability to continue investing in periods of low prices. MFS offers two dollar-cost-averaging programs. See the prospectus for further details. Dollar cost averaging does not assure a profit or avoid a loss.

THE AUTOMATIC INVESTMENT PLAN offers a simple way to make regular investments of at least $50 through automatic withdrawals from your checking account.

THE AUTOMATIC EXCHANGE PLAN automatically exchanges shares from any MFS fund with $5,000 or more into the same class of shares in up to four other MFS funds. You choose the amounts of the exchanges (as little as $50) and their frequency.


             A HYPOTHETICAL EXAMPLE OF AUTOMATIC MONTHLY INVESTING
                             COMPOUNDING AT 8% YEAR


       Amount         5 Years        10        15        20        25
       ----------------------------------------------------------------
        $50            3,671        9,064    16,989    28,633    45,742
        $75            5,506       13,596    25,483    42,950    68,613
       $100            7,341       18,128    33,978    57,266    91,484
       $200           14,683       36,257    67,956   114,532   182,968


  For illustration only. Not indicative of future performance of any MFS fund.

For applications or further information call 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

If you are a participant in a retirement plan, check with your plan sponsor regarding the availability of these options.

A FINANCIAL ADVISER CAN HELP YOU BE A BETTER INVESTOR

Financial advisers can be valuable resources for their clients, providing ongoing education and guidance about investments, as well as a wide range of services. Here are just some of the ways your financial adviser may be able to help you be a better investor:

#   Day-to-day monitoring of your portfolio

#   Tax recordkeeping

#   In-depth information on fund managers, their track records and their tenure

#   Risk/reward analyses of current or potential holdings

#   Asset allocation advice

#   Construction of a detailed personal financial profile

#   Order and confirmation processing

#   Information on a fund group's range of shareholder services

#   Portfolio adjustments based on lifestyle changes

#   Assistance with business retirement planning

#   Evaluation of lump-sum distribution options

#   Recommendations on a selection of fund groups

# Specialized research and investment information not readily available to individuals

#   In-depth knowledge of markets and products, kept current by ongoing tracking

#   Estate, tax, insurance, and business planning

# Help with possible savings on sales charges through breakpoints, rights of accumulation, and letters of intent

MFS INVESTMENT OPPORTUNITIES

MUTUAL FUNDS

MFS Family of Funds[Registration Mark], shown on the facing page, falls into the eight general categories below, all offer full-time professional management, a diversified portfolio, and a wide array of shareholder services.

STOCK FUNDS seek growth of capital rather than income through investments in stocks.

STOCK AND BOND FUNDS seek current income and growth of capital through investments in both stocks and bonds.

BOND FUNDS seek current income through investments in debt securities.

WORLD FUNDS seek stock, balanced, and bond fund objectives through investments in U.S. and foreign stocks and bonds.

LIMITED-MATURITY FUNDS seek current income and preservation of capital through investments in debt securities with remaining maturities of five years or less.

NATIONAL TAX-FREE BOND FUNDS seek current income exempt from federal income tax through investments in debt securities issued by states and municipalities. [1]

STATE TAX-FREE BOND FUNDS seek current income exempt from federal and state income taxes through investments in debt securities issued by a single state and its municipalities. [1]

MONEY MARKET FUNDS seek preservation of capital and current income through investments in short-term debt securities. [2]


To determine which MFS fund may be appropriate for you, please contact your financial adviser, who can help you relate these investment opportunities to your financial goals. If you prefer, you may call MFS Investor Information for literature [3] on MFS products and services: 1-800-637-2929, from 9 a.m. to 5 p.m. Eastern time any business day (leave a message any time).

[1] A small portion of the income may be subject to federal, state and/or alternative minimum tax.

[2] Investments in money market funds are not issued or guaranteed by the U.S. government and there is no assurance that the fund will be able to maintain a stable net asset value.

[3] Including a prospectus containing more complete information including charges and expenses. Read the prospectus carefully before investing.

THE MFS FAMILY OF FUNDS [Registration Mark]

AMERICA'S OLDEST MUTUAL FUND GROUP

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or, leave a message any time). This material should be read carefully before investing or sending money.

STOCK
================================================================================
Massachusetts Investors Trust
--------------------------------------------------------------------------------
Massachusetts Investors Growth Stock Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Capital Growth Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Emerging Growth Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Gold & Natural Resources Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Growth Opportunities Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Managed Sectors Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] OTC Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Research Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Value Fund
--------------------------------------------------------------------------------

STOCK AND BOND
================================================================================
MFS [Registration Mark] Total Return Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Utilities Fund
--------------------------------------------------------------------------------

BOND
================================================================================
MFS [Registration Mark] Bond Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Government Mortgage Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Government Securities Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] High Income Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Intermediate Income Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Strategic Income Fund
(formerly MFS [Registration Mark] Income & Opportunity Fund)
--------------------------------------------------------------------------------

LIMITED MATURITY BOND
================================================================================
MFS [Registration Mark] Government Limited Maturity Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Limited Maturity Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Municipal Limited Maturity Fund
--------------------------------------------------------------------------------

WORLD
================================================================================
MFS [Registration Mark] World Asset Allocation Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Equity Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Governments Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Growth Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Total Return Fund
--------------------------------------------------------------------------------

NATIONAL TAX-FREE BOND
================================================================================
MFS [Registration Mark] Municipal Bond Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Municipal High Income Fund
(closed to new investors)
--------------------------------------------------------------------------------
MFS [Registration Mark] Municipal Income Fund
--------------------------------------------------------------------------------

STATE TAX-FREE BOND
================================================================================
Alabama, Arkansas, California, Florida, Georgia, Louisiana, Maryland, Massachusetts, Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Texas, Virginia, Washington, West Virginia
--------------------------------------------------------------------------------

MONEY MARKET
================================================================================
MFS [Registration Mark] Cash Reserve Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Government Money Market Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Money Market Fund
--------------------------------------------------------------------------------

RESULTS OF SHAREHOLDER MEETING

At the special meeting of shareholders of MFS World Growth Fund, which was held on January 18, 1995, the following action was taken:

Item 1. The approval of a new sub-investment advisory agreement between Massachusetts Financial Services Company (MFS) and Batterymarch Financial Management, Inc. (BFM, Inc.), containing substantially the same terms and conditions and identical fees as the current sub-investment advisory agreement between MFS and Batterymarch Financial Management (Batterymarch), to become effective upon the later of the acquisition of substantially all of the operating assets and business of Batterymarch by BFM, Inc. or approval of such new sub-investment advisory agreement by shareholders.

          Number of Shares
     ========================
     For       11,081,141.919
     Against      134,166.983
     Abstain      553,590.733

MFS (R) WORLD             [Dalbar Logo]                        Bulk Rate
GROWTH FUND               TOP RATED SERVICE                    U.S. Postage
                                                               P A I D
500 Boylston Street                                            Permit #55638
Boston, MA 02116                                               Boston, MA


[MFS Logo]
THE FIRST NAME IN MUTUAL FUNDS


                                                     MWF-2  12/95/54M  9/209/309